Exhibit 32.1

                Certification of the Principal Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the quarterly report of Sunburst Acquisitions III, Inc. (the "Company") on Form 10-QSB for the quarter ended February 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Scott Mac Caughern, the Principal Executive, Financial and Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Scott Mac Caughern
----------------------
Principal Executive,
Financial and Accounting Officer
Date: July 25, 2008